A MESSAGE FROM THE VINTAGE FUNDS


Dear Shareholders,

Thank you for being part of our Vintage Funds family, as we continue our dedication to your mutual fund investment needs and to assisting education, charity and not-for-profit organizations through our V.O.I.C.E.sm (Vision for Ongoing Investment in Charity and Education) sm Program.

                             Recent Market Behavior

The Federal Reserve continues to indicate by its actions and through its publications that when the economy slows to around a 1% annual rate, the Fed will initiate stimulative action, and when the economy nears a 4% annual rate, the Fed will implement restraints. This "soft landing" engineered by the Fed is maintaining the economy's gradual, non-inflationary growth with modest productivity gains. Our long-term perspective anticipates that the economy will continue to grow at a healthy, low-inflationary rate in a 1-4% band for several years to come, provided that the existing Fed key personnel and its present philosophy should remain. We believe this "steady-as-she-goes" policy should continue to provide support for this market in the very near term and provide an excellent foundation for a long-term bull market.

The current economic expansion is now over 6 1/2 years old. We expect continued growth, punctuated by volatile, temporary corrections and no acceleration in inflation as the economy moves into the fourth quarter and first quarter of 1998. We believe the Fed will continue to be cautious in raising rates. While this approach is likely to please the markets, it will eventually put the Fed behind in its fight against higher prices.

                                     Summary

Our dollar is strong; corporate earnings are strong; and the economy continues to grow at a controlled rate for what is proving to be an historically extensive period. Despite these factors, many financial experts are concerned that the market is overpriced and that corporate earnings could decline because companies are unable to continue to reduce costs. Although this is a possibility in certain sectors of the economy, we do not believe this to be a widespread phenomenon over the long term. To the contrary, all evidence suggests corporations will continue to embrace technology and form strategic alliances to improve operating efficiency as well as to develop revolutionary ways to market, sell, distribute and service their customers.

Last year we cautioned; "While a recession is more probable than rapid growth in our opinion, what we think has the highest probability of occurring, however, is slow, sustainable real GNP growth in the 2-3% range or the so called "soft landing" scenario. In that scenario, inflation should remain relatively low, causing capital spending to continue to expand". We believe this still to be a conservative scenario and our funds remain well positioned to respond to this type of market environment. We do, however, hold a somewhat guarded posture regarding world financial markets, as we monitor certain foreign economies and markets from the "sidelines".

We cautioned last year that the financial markets are not a one-way street and that investors should prepare for the occasional rough patch by maintaining a balanced portfolio of stock funds, bond funds, and money market funds. We believe that our cautionary advice remains valid today.

In summary, we believe the economy appears to be in a multi-year expansion that could continue for several more years. We think this period will be punctuated by reactions, consolidations and fluctuations that, while sometimes dramatic, will be a part of a long running growth trend in the major market indexes.



                         The Vintage Taxable Money Market Funds

We continue to anticipate, unless unexpected changes occur in the very near term, that inflation will remain subdued. This, in turn, should cause interest rates to remain relatively low for the next few years, especially if the Federal Reserve in cooperation with the central banks of seven major industrial nations, can continue to be successful in maintaining slow, non-inflationary growth in their respective economies

In light of the investment opportunities that exist in these exciting and oft turbulent market conditions, our portfolio manager has continued to take steps to assure a high-grade, low-risk portfolio for The Vintage Taxable Money Market Fund. Our priorities are safety first, along with liquidity, and then yield second. Our money market fund remains committed to professional responsiveness to the changing financial markets, ensuring that the portfolio continues to seek the highest possible safety and returns consistent with the fundamental objectives and investment policies of the fund. In the meantime, as we anticipate and monitor the economy, your Vintage Taxable Money Market Fund continues to provide high quality, conservative, investment returns with excellent service.


                    The Vintage Equity and Balanced Funds

We are very pleased with the performance of our Starwood Strategic Fund, which opened to the public April 4, 1996. The Starwood Strategic Fund, a traditional mutual fund, primarily invests in strong, financially seasoned U.S. growth stocks. We are enthusiastic about the manner in which The Starwood Fund's portfolio manager, Andrew Beer, has navigated the past year's turbulent markets. With over thirty years of investment management experience, Andrew not only brings a stellar performance history to The Vintage Funds, he possesses an awareness of market conditions spanning numerous political administrations, economies and business cycles. We anticipate his considerable expertise will result in prudent investment decisions based on his thirty years of practical risk assessment that should yield positive returns for our shareholders.

On December 20, 1996, The Fiduciary Value Fund acquired the assets of The Laidlaw Covenant Fund and changed its name to The Laidlaw Fund. Jack Orben, Chairman of Fiduciary Counsel, is the Fund's portfolio manager. Mr. Orben has nearly 26 years of investment experience, and also serves as portfolio manger for The Vintage Taxable Money Market Fund. The portfolio manger intends to follow a socially responsible investment policy, and has retained, at no expense to the Fund, Laidlaw Holdings Asset Management, Inc. to maintain a list of qualifying companies. These companies are selected from the 1000 largest corporations and based upon socially conscious corporate behavior.


On February 1, 1997, the Municipal Fixed Income Fund changed its name to The First Lexington Balanced Fund. The fund seeks long term growth of capital and current income. The new sub-adviser for the fund is Health Financial, Inc. Dr. Gregory Kasten, president of Health Financial, is the portfolio manager. Dr. Kasten utilizes an "active asset allocation" strategy, diversifying the fund's assets by investing in other no-load mutual funds that invest in one of the following six asset classes: (1) S&P 500 common stocks, (2) small-cap stocks,
(3) international stocks, (4) real estate investment trusts, (5) cash equivalents, and (6) long-term investment rated corporate and government bonds. Dr. Kasten has been utilizing this strategy since 1985 with great success. We look forward to his valuable contribution to The Vintage Funds.


                            Our V.O.I.C.E.sm Program

The Vintage Funds are proud of our innovative program,  V.O.I.C.E.sm (Vision for
                                                                      -
Ongoing  Investment  in  Charity  and  Education)  sm by  which  individual  and
-        -               -             -
institutional customers of The Vintage Funds can cause contributions to be made to educational, charitable, religious and other philanthropic not-for-profit organizations at no cost to the shareholder or the Funds.

One of the primary focuses of the V.O.I.C.E.sm program is to support and supplement education in America by funding those not-for-profit organizations which assist our universities and colleges, especially endowments, foundations and general scholarship funds. At a time when educational budgets are consistently being reduced, it is our sincerest hope that V.O.I.C.E. sm will be just one of many ways that we can all give "a little bit of ourselves" back to our communities, Their schools, colleges, universities, churches and other not-for-profit organizations. This unique fundraising program was designed and invented by Vintage Advisers, Inc. to assist not-for-profit organizations in their funding efforts. We hope that you will participate in the Program and direct us to contribute on your behalf to the not-for-profit of your choosing.

Thanks to your support of V.O.I.C.E.sm, numerous university and college endowments, foundations and general scholarship funds are benefiting from the Program.

In closing, we want to thank you for the opportunity to serve your investment and philanthropic interests. Your business and personal relationship is sincerely appreciated here, and we look forward to providing the highest quality of service to you for many years to come.

                                                     Respectfully Submitted,
                                                     Timothy L. Ashburn
                                                     President

THE STARWOOD STRATEGIC FUND
---------------------------
     Managed By:  Andrew E. Beer



Performance and Investment Summary

Total Returns show how the value of the Fund's shares changed over a set period --- in this case, since the inception of the Fund on April 4, 1996---and assume that you held the shares through the entire period and reinvested all distributions into the Fund. These Total Return figures are compared to the benchmark performance of the S&P 500---a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.




                                 Performance*



Average Annual Total               Starwood
Return for the Period              Strategic           S&P
Ended September 30, 1997             Fund             Index
------------------------             ----             -----

Since Inception (4/4/96)             12.47%           27.98%

10/1/96-9/30/97                      20.94%           37.82%



*Past performance is not predictive of future performance.




There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).


--------------------------------------------------------------------------------
(A line Graph comparing the Growth of $10,000 investment from April 1996 to September 30, 1997 according to the SSF and the S&P 500)
--------------------------------------------------------------------------------






Investment Summary

                    Top Ten Holdings as of September 30, 1997

                      Percent of Fund's Total Investments

Frontier Insurance Group                               4.1%
Schlumberger Ltd                                       4.0%
Arrow Electronics                                      3.6%
Ament Inc.                                             3.5%
Travelers Group Inc.                                   3.4%
Tribune Company                                        3.4%
Gateway 2000                                           3.3%
McKesson Corp.                                         3.3%
Royal Dutch Pete NY Registry                           3.3%
Exxon Corp.                                            3.2%

Investment Review

Q: Who should consider the Starwood  Strategic  Fund?

A: The Starwood Strategic Fund invests principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies. Current income is an incidental consideration and many of the Fund's investments should provide regular dividends which may grow over time. Accordingly, the Fund is suitable for investors who seek primarily appreciation over the long term.

Q: What are your views on the economic factors that have affected the market during the past six months?

A: We believe a long term, post cold war, bull market remains intact and is likely to continue for many months and even years to come. Fears expressed earlier this year that the economy was growing too fast caused a steep reaction mid-year in the technology sector as well as other somewhat cyclical businesses. However, when it became evident that wage and price inflation was muted, and when the markets were assuaged by comments from Mr. Greenspan, head of the Federal Reserve, that existing measurements of inflation probably overstated actual inflationary rates, the market responded favorably and stocks of strong consistent growth companies rebounded.

Q:  How did the Fund perform?

A: The Fund began to invest to meet its objectives on April 4, 1996. The Fund's performance for this period ended September 30, 1997 was +20.34% For the same period, the Standard and Poor's 500 Index returned +44.43%.

Q:  What factors contributed to the Fund's below-market performance?

A: The primary factors were the market's mid-year correction, which momentarily impacted many growth companies and technology sector companies in the Fund's portfolio. In addition to the market corrections, the Fund, in its initial months, incurred certain extraordinary expenses that are associated with the Fund's startup. These two simultaneous extraordinary events contributed to the less than favorable comparison with the S&P 500.

Q:  How have you positioned the Fund's portfolio to improve performance?

A: The Starwood portfolio consists mostly of stocks of non-cyclical companies evidencing consistent, strong growth which may appreciate to multiple earnings, and some stocks of companies that, in addition to strong growth, may spurt ahead due to unusual circumstances or opportunities. The portfolio is well balanced between high capitalization stocks such as Merck, Proctor & Gamble and United Technologies, and some lesser known stocks that are growing faster but somewhat more erratically such as Cisco Systems, Inc.. We believe this balanced and prudent time-tested approach will yield favorable results over the long-term.

Q: Based on the market's current environment, what is Starwood's investment strategy for the months ahead?

A: In the current environment of low inflation, post cold war, reconstruction of industry, and in the light of the high probability that we will continue the next three years with a Democratic President and a Republican Congress, we believe a favorable economic atmosphere exists for the market to continue to undulate upward. Our expectations are that we will not see any devastating or sweeping changes that have adverse consequences for the market coming from Washington D.C.. We believe the political administration will keep the economy reasonably balanced and that it will remain on an even, moderate growth keel. We believe there will be periods of temporary uncertainty and short-term market fluctuation. When these instances occur, we will prune and upgrade the portfolio as necessary. However, we believe the market will continue to grow at a moderate rate for the foreseeable future. Accordingly, we will continue to select and hold the most attractively valued and growth oriented investment opportunities, based on our investment selection criteria, that in our opinion will produce favorable returns.


The views expressed in this report are those of the Adviser through the end of the period stated on the cover. The Adviser's views and opinions are based on economic data, market conditions and other information and are subject to change at any time.

THE LAIDLAW FUND
----------------
Managed By: Jack R. Orben


Performance and Investment Summary


Total Returns show how the value of the Fund's shares changed over a set period---in this case, since the inception of the Fund on March 3, 1992---and assume that you held the shares through the entire period and reinvested all distributions into the Fund. These Total Return figures are compared to the benchmark performance of the S&P 500---a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.


                                  Performance

Average Annual Total
Return for the Period            Laidlaw              S&P 500
Ended September 30, 1997          Fund                 Index
------------------------          ----                 -----

Since Inception (3/3/92)         15.63%                18.07%
10/01/96-09/30/97                40.40%                37.82%
10/01/92-09/30/97                16.56%                17.78%


*Past performance is not predictive of future performance.

There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).




--------------------------------------------------------------------------------
(A line graph comparing the Growth of $10,000 investments from March, 1992 to September 30, 1997 according to Laidlaw and S&P 500)
-------------------------------------------------------------------------------



                Investment Summary

   Top Ten Holdings as of September 30, 1997
     Percent of Fund's Total Investments

Amoco Corp.                             6.5%
Bank of New York                        6.5%
Air Products & Chemicals Inc.           6.3%
Federal Express                         5.4%
Banc One Corp                           5.1%
Clorox Company                          5.0%
Herman Miller Inc.                      4.5%
Cigna Corp.                             3.7%
Allstate Corp.                          3.7%
Merck & Company                         3.7%

Investment Review
-----------------

Q:  Who should consider The Laidlaw Fund?

A: The Laidlaw Fund is suitable for investors with long-term investment goals and who seek growth of capital, current income and growth of income. The Fund invests principally in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of socially conscious companies that offer the prospect for growth of earnings while paying current dividends.

Q: What are your views on the economic factors that have affected the market during the past six months?

A: We believe a long term, bull market remains intact. A continuation of favorable corporate earnings, level to declining interest rates and moderately low inflation has contributed to the stock market's growth trend. Fears expressed throughout the period by many financial experts that the economy was growing too fast have contributed to occasional market choppiness and increased volatility. However, these factors, on balance, have been offset by an accelerating rate of consolidations occurring in many industries, particularly the financial and technology sectors; stronger cash flows; a broadening of interest in smaller company stocks and the expectation that the Fed will not raise interest rates in the near future.

Q:  How did the Fund perform?

A: Since the Laidlaw Fund began to invest to meet its objectives on March 3, 1992, its cumulative total return for the period ended September 30, 1997 was 125.76%. For the same period, the Standard and Poor's 500 Index returned
134.66%. The Fund's performance for the period beginning January 1, 1997 and ending September 30, 1997 was +33.48%. For the same period, the Standard and Poor's 500 Index was 29.63%, and the Dow Jones Industrial Average was 24.88%

Q:  What factors have contributed to the Fund's performance this year?

A: The primary factors were volatility and the market's 3rd quarter, which was the Dow Jones Industrial Average's third worst performance since 1994. The market's nervousness earlier in the year regarding interest rates and corporate earnings, combined with the Dow's temporary, lackluster 3rd quarter performance impacted companies in many sectors as well as the Fund's portfolio.

Q:  How have you positioned the Fund's portfolio to improve performance?

A: The Laidlaw portfolio is well balanced between quality growth and income producing securities. The Fund's portfolio contains selected securities from the 1,000 largest corporations, based on socially conscious corporate behavior, and the portfolio manager's experienced determinations and expectations that the securities will perform well in the anticipated market environment. We believe this balanced growth, income and socially conscious bias is prudent, and that it should yield favorable results over the long-term.

Q: Based on the market's current environment, what is Laidlaw's investment strategy for the months ahead?

A: As many financial analysts anticipated, the Federal Reserve left short term interest rates unchanged at their September 30th meeting. This seems to signal the Fed's momentary satisfaction with the general state of the economy. We expect the central bank will continue to view economic conditions with publicly expressed concern, which should continue to cause the financial markets to trend upward cautiously, but upward nonetheless. We are of the opinion that as concerns over third quarter earnings and the market's poor performance fade, it is quite feasible the Dow Jones Industrial Average's record high closing, set in August, of 8259.31 could be tested. In the current environment of low inflation, we anticipate 4th quarter corporate earnings will probably match expectations, However any signs of strong growth and/or favorable earnings may have a quick, positive and dramatic effect on the market. We believe there will be periods of temporary uncertainty and short-term market fluctuation. When these instances occur, we will adjust the portfolio as necessary. Over the longer term, we expect the market should continue to trend upward at a moderate rate. Accordingly, we will continue to select the best investment opportunities, based on our selection criteria, that in our opinion will produce favorable returns.

The views expressed in this report are those of the Adviser through the end of the period stated on the cover. The Adviser's views and opinions are based on economic data, market conditions and other information and are subject to change at any time.

THE FIRST LEXINGTON BALANCED FUND
---------------------------------
Managed By: Dr. Gregory W. Kasten


Performance and Investment Summary


Total Returns show how the value of the Fund's shares changed over a set period--in this case, since the inception of the Fund on March 13, 1997--- and assume that you held the shared through the entire period and reinvested all distribution into the Fund. These Total Return figures are compared to the benchmark performance of the S&P 500---a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.



                                  Performance*

Average Annual Total            First Lexington
Return for the Period             Balanced               S & P 500
Ended September 30, 1997           Fund                   Index
------------------------           ----                   -----


Since Inception (3/13/97)         18.54%                  39.20%




*Past performance is not predictive of future performance.
*Commencement of operations according to investments objectives




There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).




--------------------------------------------------------------------------------
(A line graph comparing the Growth of $10,000 investments from March 13 to September 30 according to FLB and S&P 500)
--------------------------------------------------------------------------------




Investment Summary

                       Holdings as of September 30, 1997
                      Percent of Fund's Total Investments


Vanguard Total Bond Market Index                       20.8%
Vanguard GNMA Portfolio                                20.7%
Vanguard Extended Market Index                         15.6%
Vanguard Specialized Real Estate Index Fund            14.4%
Vanguard International Growth                          13.0%
Vanguard Index Trust 500 Portfolio                      5.0%

Investment Review
-----------------

Q:  Who should consider The First Lexington Balanced Fund?

A: The First Lexington Balanced Fund is suitable for investors seeking long growth of capital and current income. The Fund invests primarily in a diversified portfolio of other no-load mutual funds that invest in one of the following six financial asset classes: (1) S&P 500 common stocks, (2) small-cap stocks, (3) international stocks, (4) real estate investment trusts, (5) cash equivalents, and (6) long-term investment rated corporate and government bonds. The portfolio manager believes this method of diversification reduces risk, which may further appeal to investors desiring such risk management discipline.

Q: What are your views on the economic factors that affected the market during the past six months?

A: We believe a long running bull market remains intact and is likely to continue for many months and even years to come. However, during this period, the portfolio manager's proprietary market indicators began signaling the market was due for a correction in the near term. We believe the market has been, and continues to be, fundamentally wary of current stock prices. We are of the opinion that the possibility of an overvalued market, Which has been expressed by various financial analysts through out the year, has contributed to the market's volatility. We expect the primary reasons why the market should have corrected have been offset by continued corporate earnings reports in expected ranges, and the Fed's policy makers leaving short-term interest rates unchanged. As a result, the market has continued its upward march with numerous tremors and adjustments along the way.

Q:  How did the Fund Perform?

A: The Fund began to invest to meet its objectives on March 13, 1997. The Fund's performance for this period ended September 30, 1997 was +10.63%. For the same period, the Standard and Poor's 500 Index returned +19.98% and The Dow Jones Industrial Average returned +15.50%.


Q:  What factors contributed to the Fund's performance?

A: The primary factors were certain extraordinary expenses associated with the Fund's startup, and adjustments to the portfolio initiated by the portfolio manager based upon the manager's proprietary market indicators signaling a correction of potentially significant magnitude in the near term. Accordingly, the manager adjusted the portfolio's asset allocation percentage more heavily into interest rate securities. This strategy somewhat reduced the equity position of the portfolio in anticipation of a selloff in the equities markets. These two simultaneous events contributed to the less than favorable comparison with S&P 500 and the Dow Jones Industrial Average during the period ending September 30, 1997.

Q:  How have you positioned the Fund's portfolio to improve performance?

A: In view of the portfolio manager's expectations of a market correction of material magnitude in the near term, the Fund's portfolio asset allocation percentages have been temporarily repositioned more heavily into interest rate securities. The stategy is intended to preserve the Fund's assets during, what the manager believes to be, a period of high risk for equities, and position the Fund's assets to take advantage of a possible equity market selloff. The strategy is further intended to reduce risk during this period of uncertainty and potentially extreme volatility. The portfolio manager's modern portfolio theory-based, asset allocation strategy, recognizes the theoretical probability that there is only 6% chance that four asset classes will give a negative return in the same year. For this and numerous other fundamental and technical reasons, we believe this prudent balance of asset classes should yield favorable results over the long-term.


Q: Based on the market's current environment, what is The First Lexington Balanced Fund's investment strategy for the months ahead?

A: Our current environment of low to modest inflation, favorable signals from the Fed, good corporate earnings and expectations of the positive effects of corporate consolidations and evolving technology on industry, have created what we believe is a favorable economic atmosphere which supports the market's continued upward trend. We do believe however, this is a period of increased risk and volatility. Our investment strategy for the months ahead will be to monitor and adjust our asset allocation percentages to correspond to anticipated market conditions, with an above normal bias towards risk management. We expect this approach to produce favorable returns.

THE TAXABLE MONEY MARKET FUND
-----------------------------
Performance and Investment Summary



Investment Review
-----------------

Q: Why should investors consider investing in The Vintage Taxable Money Market Fund? Given the performance of the stock market over the past twelve months, do money market funds make sense?

A: Yes. A prudent wealth-building strategy includes placing the "cash" portion of an investor's portfolio into liquid and very conservative investments. Money market funds are an excellent and suitable investment option for money which is awaiting near term utilization into more aggressive, higher yielding investments, or, that you wish to keep readily available to meet emergencies and/or unanticipated events.

Q: For the previous six-month period, how would you describe the economic climate that affected the types of instruments in which money market mutual funds invest?

A: Inflation remained subdued and, therefore, interest rates remained relatively low for the period which provided a slow, non-inflationary growth for our economy. We expect this trend to continue. In the near term, we believe that the greatest influence on interest rates will continue to be the rate of inflation. The Federal Reserve continues to indicate by its actions and through its publications that when the economy slows to around a 1% annual rate, the Fed will initiate stimulative action, and when the economy nears a 4% annual rate, the Fed will implement restraints. This "soft landing" engineered by the Fed is maintaining the economy's gradual, non-inflationary growth with modest productivity gains. The long-term perspective anticipates that the economy will continue to grow at a healthy, low-inflationary rate in a 1-4% band for several years to come, provided that the existing Fed key personnel and its present philosophy should continue. The "steady as she goes" policy at the Fed has provided, and we believe will continue to provide support for this market in the very near term, and will be an excellent foundation and fertile soil for long-term investments in equity markets.

Q:  How have you responded to these changing conditions?

A: First and foremost, we believe our investors place a high premium on safety when selecting a money market fund. They want "peace of mind" while riding out choppy markets. Given the oscillating economic factors that have and will continue to affect the short-term interest rate environment, we have diligently worked to select high quality, short-term investments that meet our most conservative average maturity targets. This investment approach will not produce the highest possible yields, but in this type of market we prefer to favor the side of conservatism and safety in our ever changing assessment of the short-term interest rate environment.

Q:  How did the Fund perform during this period?


A: The Fund's seven day yield on September 30, 1997 was 4.47%. The Fund's thirty day yield on September 30, 1997 was 4.29%.

Q:  How have you positioned the Fund for the future?

A: For some time now we have been taking steps to assure a high-grade, low-risk portfolio for the Vintage Taxable Money Market Fund. Our priorities are safety first, along with liquidity, and yield second. Our money market fund portfolio manager remains committed to professional responsiveness to the changing financial markets, ensuring that the Vintage portfolio continues to seek the highest possible safety and returns consistent with the fundamental objectives and investment policies of the portfolio. In the meantime, as we anticipate and monitor the economy, your fund continues to provide high quality, conservative investments with excellent service.

                                 Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects both the change in a fund's share price over a given period, and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.


                      Yield
                      -----
Average Annual Total
Returnfor the Period
ended September 30, 1997
------------------------

Since Inception(6/5/97)            3.73%
10/1/96-9/30/97                    4.38%

*     Annualized performance for periods greater than one year.
*     Past performance is not predictive of future performance.

INVESTMENTS-STARWOOD STRATEGIC FUND
-----------------------------------
Statement of Net Assets September 30, 1997





                                    Number     Market
                                   of Shares    Value
                                   ---------    -----
Common Stocks - 89.86%
----------------------
Aerospace/Defense - 4.42%
     Allied Signal Inc.               800    $ 34,000
     United Technologies              200      16,200

Airlines - 0.74%
     Southwest Airlines Company       264       8,432

Conglomerates - 2.17%
     Tyco International LTD           300      24,619

Components - 2.52%
     Intel Corporation                310      28,617

Computer System - 8.35%
     Cisco Systems, Inc. *            375      27,398
     Electronic Data System         1,000      35,500
     Hewlett-Packard Company          460      31,999

Consumer/Specialty Retail - 17.02%
     CVS Corp. Com                    640      36,400
     G & K Services, Inc. CL A        600      20,850
     Gateway 2000 *                 1,200      37,725
     Procter & Gamble Company         500      34,531
     Sealed Air Corp. *               595      32,688
     Sears Roebuck & Company          550      31,316

Data Telecommunication - 0.99%
     Raytheon Company                 190      11,234


Drugs & Health Care - 8.25
     Johnson & Johnson               172        9,911
     McKesson Corp.  New             370       37,717
     Merck & Company, Inc.           129       12,892

Electronics - 9.67%
     Arrow Electronics  *            690       40,020
     Avnet, Inc.                     615       39,091
     Kent Electronics  *             780       30,810
     Walgreen Company               1,300      33,312


       *Non-income producing.

                                    Number      Market
                                  of Shares      Value
                                  ---------   ---------

Entertainment - 2.59%
     Walt Disney Company              365      $29,428

Financial Services - 6.26%
     American International Group     235       24,249
     Wells Fargo & Company             32        8,800
     Travelers Group, Inc.            560       38,220

Food & Beverage - 2.62%
     McDonald's Corp.                 625       29,766

Insurance - 7.24%
     American Annuity Group         1,675       36,012
     Frontier Insurance Group       1,220       46,360

Media - 3.42%
     Tribune Company New              730       38,918

Oil & Natural Gas - 13.60%
     Chevron Corp.                    420       34,939
     Exxon Corp.                      570       36,516
     Royal Dutch Pete NY Registry     680       37,740
     Schlumberger LTD Com             540       45,461

Total Common Stocks
     (Cost $835,365)                         1,021,671
                                             ---------

Repurchase Agreements - 8.62%
-----------------------------
     Star Bank ($100,000 GNMA II GTD 8375, 2/20/24)
          Purchase date 9/30/97, Maturity Date 10/01/97,
          Amount Payable at Maturity $98,015

Total Repurchase Agreements
     (Cost $98,000)                            98,000
                                               ------


Total Investments
     (Identified cost $933,365)              1,119,671

Other Assets and Liabilities, Net - 1.52%      17,315
-----------------------------------------      ------


Net Assets - 100%                          $1,136,986
                                           ==========


INVESTMENTS-LAIDLAW FUND
------------------------
Statement of Net Assets September 30, 1997



                                    Number     Market
Common Stocks - 96.20%             of Shares   Value
----------------------             ---------   -----
Banks - 11.83%
     Banc One Corp.                 2,750   $ 153,484
     Bank of New York               4,000     192,000

Chemicals - 6.39%
     Air Products & Chemicals Inc.  2,250     186,609

Computer Systems - 8.33%
     Computer Sciences Corp. *      1,000      70,750
     Hewlett-Packard Company        1,000      69,563
     Sun Microsystems *             2,200     102,988

Data Telecommunication - 2.79%
     Lucent Technology              1,000      81,375

Delivery Services - 5.48%
     Federal Express  *             2,000     160,000

Drugs & Health Care - 3.76%
     Merck & Company, Inc.          1,100     109,931

Electronics - 3.66%
     Hubbel Inc. "B"                2,310     106,838

Food & Beverage - 5.54%
     CPC International                700      64,838
     H. J. Heinz Company            2,100      96,994

Household Products - 5.08%
     Clorox Company                 2,000     148,250

Information Systems - 3.74%
     Knight-Ridder                  2,000     109,250

Insurance - 7.65%
     Allstate Corp.                 1,390     111,721
     Cigna Corp.                      600     111,750

   * Non-income producing.


                                   Number      Market
                                of shares       Value
                                ----------   ----------

Investment Companies - 3.52%
     A. G. Edwards Inc.             2,000    $102,750

Office Products - 6.88%
     Bemis Company Inc.             1,500      67,125
     Herman Miller Inc.             2,500     133,750

Oil & Natural Gas - 12.53%
     Amoco Corp.                    2,000     192,750
     Apache Corp.                   2,300      98,613
     Pacific Enterprise             2,200      74,525

Pharmaceutical - 3.08%
     Pharmacia  & Upjohn Company    2,465      89,972

Retail - 2.92%
     Sears Roebuck & Company        1,500      85,406

Steel - 3.02%
     Timken Company                 2,200      88,137


Total Common Stocks
     (Cost $1,376,094)                      2,809,369
                                            ---------

Repurchase Agreements - 5.14%
-----------------------------
     Star Bank ($150,000 GNMA II GTD 8375, 2/20/24)
          Purchase date 9/30/97, Maturity Date 10/01/97,
          Amount Payable at Maturity $150,023

Total Repurchase Agreements
     (Cost $150,000)                           150,000
                                               -------

Total Investments
     (Identified cost $1,526,094)            2,959,369

Other Assets and Liabilities, Net - (1.34)%   (39,027)
-------------------------------------------- ----------


Net Assets - 100%                          $2,920,342
                                           ==========


INVESTMENTS-THE FIRST LEXINGTON BALANCED FUND
---------------------------------------------
Statement of Net Assets September 30, 1997

                                                             Number of Shares  Market Value
                                                             ----------------  ------------
Mutual Funds - 89.49%
---------------------
     Vanguard Index Trust 500 Portfolio                           1,733        $ 153,626
     Vanguard Extended Market Portfolio                          14,400          477,955
     Vanguard GNMA Fund                                          61,183          634,464
     Vanguard International Growth                               20,995          397,223
     Vanguard Specialized Real Estate Index Fund                 30,809          440,568
     Vanguard Total Bond Market Index                            64,036          638,441

Total Mutual Funds
     (Cost $2,598,733)                                                         2,742,277
                                                                               ---------

Repurchase Agreements - 10.21%
------------------------------
     Star Bank
          ($315,000 GNMA II GTD 8375, 2/20/24)
          Purchase Date 9/30/97, Maturity Date 10/01/97,
          Amount Payable at Maturity $313,047

Total Repurchase Agreements
     (Cost $313,000)                                                             313,000
                                                                                 -------

Total Investments
        (Identified cost $2,911,733)                                           3,055,277

Other Assets and Liabilities, Net - 0.30%                                          9,234
-----------------------------------------                                          -----


Net Assets - 100%                                                              $3,064,511
                                                                               ==========



INVESTMENTS-THE TAXABLE MONEY MARKET FUND
-----------------------------------------
Statement of Net Assets September 30,1997
                                                                                    Par Value       Value (Note 2)
                                                                                    ---------       --------------
Commercial Paper - 44.10%
-------------------------
     AT & T Corporation 5.45%  11/07/1997                                          $2,000,000       $1,988,797
     Disney Walt Company 5.44%  01/07/1998                                          2,000,000        1,970,382
     Ford Motor Credit Corporation 5.46%  10/16/1997                                2,000,000        1,995,450
     General Electric Capital Corporation 5.78% 12/05/1997                          1,000,000          989,997
     General Electric Capital Corporation 5.47% 01/14/1998                          1,000,000          984,046
     General Motors Credit Corporation 5.70% 12/05/1997                             2,000,000        1,980,175
     Hasbro Incorporation 5.71% 11/04/1997                                          2,000,000        1,989,554
     IBM Credit Corporation 5.76% 10/23/1997                                        2,000,000        1,993,266
     Lucent Technologies 5.47%  11/05/1997                                          2,500,000        2,486,705
     Merrill Lynch 5.62% 11/12/1997                                                 2,000,000        1,986,887
     Sears Roebuck Corporation 5.45%  01/13/1998                                    2,000,000        1,968,511
     United Parcel Service 5.53% 10/30/1997                                         2,000,000        1,991,187

Total Commercial Paper
(Cost $22,324,957)                                                                                  22,324,957
                                                                                                    ----------

U.S. Government Securities - 44.03%
-----------------------------------
     Federal Home Loan Bank 5.59%  1/20/1998                                         2,500,000       2,458,606
     Federal Home Loan Discount Note 5.52%  1/16/1998                                2,000,000       1,966,649
     Federal Home Loan Discount Note 5.53%  1/21/1998                                2,000,000       1,968,138
     Federal Home Loan Mortgage 5.42% 10/09/1997                                     2,000,000       1,997,627
     Federal National Mortgage Association 5.53%  12/15/1997                         2,500,000       2,471,553
     Federal National Mortgage Association 5.45%  10/24/1997                         2,500,000       2,471,927
     Federal National Mortgage Association 5.48%  12/10/1997                         2,000,000       1,979,194
     Federal National Mortgage Association 5.50%  10/28/1997                         3,000,000       2,987,850
     Federal National Mortgage Association 5.53%  12/16/1997                         2,500,000       2,491,439
     Federal National Mortgage Association 5.50%  10/20/1997                         1,500,000       1,495,717

Total U.S. Government Securities
    (Cost $22,288,700)                                                                              22,288,700
                                                                                                    ----------


Repurchase Agreements - 11.46%
------------------------------
     Star Bank
          ($4,800,000 GNMA II GTD 8359 01/20/24)
          ($1,000,000 GNMA II GTD 8375 02/20/24)
     Purchase Date 9/30/97, Maturity Date 10/01/97,
          Amount payable at Maturity $5,800,878

Total Repurchase Agreements
    (Cost $5,800,000)                                                                               5,800,000
                                                                                                    ---------

Total Investments
     (Amortized cost $50,413,657)                                                                   50,413,657

Other Assets and Liabilities, Net - 0.41%                                                              206,053
-----------------------------------------                                                              -------

   Net Assets - 100%                                                                               $50,619,710
                                                                                                   ===========

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
September 30, 1997


                                                                                        First             Taxable
                                                    Starwood                           Lexington           Money
                                                    Strategic          Laidlaw          Balanced            Market
                                                      Fund               Fund            Fund              Fund
                                                      ----               ----            ----              ----

ASSETS

     Investments, at value (Note 2) ........       $ 1,119,671       $ 2,959,369      $ 3,055,277      $ 50,413,657
     Cash .................................                484             7,700            3,797           354,994
     Dividend receivable ...................             1,068             5,426               --                --
     Interest receivable ................                   15                23               47               878
     Receivable from adviser (Note 3).......            13,283            23,207            5,890           166,697
     Receivable for shares sold............                 --                --               --            62,916
     Deferred organization costs (Note 2)                2,266             2,266            2,266             2,273
     Prepaid expenses.......................             2,670             3,019            1,774            11,192
                                                         -----             -----            -----            ------

     Total assets ..........................         1,139,457         3,001,010        3,069,051        51,012,607

LIABILITIES

     Dividends payable .....................               ---            74,223              ---               ---
     Payable for shares redeemed ..........                ---               ---              ---           320,963
     Accrued expenses ......................             2,471             6,445            4,540            71,934
                                                         -----             -----            -----            ------

     Total liabilities .....................             2,471             80,668           4,450          392,897
                                                         -----             ------           -----          -------

NET ASSETS .................................       $ 1,136,986       $ 2,920,342      $ 3,064,511      $ 50,619,710
                                                   ===========       ===========      ===========      ============

Net assets consist of:
     Paid-in capital .......................           962,398         1,487,052         2,920,964       50,619,710
     Undistributed net realized gain (loss)
     on investments ........................           (11,718)               15                3               ---
     Net unrealized appreciation in
           value of investments ............           186,306         1,433,275           143,544              ---
                                                       -------         ---------           -------       ----------

Net assets .................................       $ 1,136,986       $ 2,920,342      $ 3,064,511      $ 50,619,710
                                                   ===========       ===========      ===========      ============

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized)...........           122,220         1,493,537          278,328        50,619,710

Net asset value per share, offering
     and redemption price ..................            $ 9.30           $ 1.96           $ 11.01           $ 1.00

                The accompanying notes are an integral part of these financial statements.


STATEMENTS OF OPERATIONS
------------------------
For the year ended September 30, 1997

                                                                                           First          Taxable
                                                       Starwood                           Lexington        Money
                                                       Strategic          Laidlaw          Balanced        Market
                                                         Fund              Fund             Fund            Fund
                                                         ----              ----             ----            ----
INVESTMENT INCOME
Income:
     Interest ..............................           $ 2,550          $  1,729          $ 4,392       $ 2,629,855
     Dividends .............................             7,374            44,854           24,638               ---
                                                         -----            ------           ------         ---------
          Total net income .................             9,924            46,583           29,030         2,629,855
                                                         -----            ------           ------         ---------
EXPENSES:
     Investment adviser fees (Note 3) ......             5,778            18,634            4,426           245,999
     Transfer agent fees (Note 3) ..........               521             1,671              209            12,332
     Fund accounting fees ..................               521             1,671              209            12,332
     Printing.  ............................               559             2,294              701            40,513
     Administrative service fees ...........             2,316             7,427            1,125            66,590
     12B-1 fees (Note 3)....................               769             2,473              829            49,212
     Auditing fees .........................               670             5,158            1,603            21,221
     Legal fees ............................             1,181            15,842            4,957            49,250
     Trustee's fees ........................             1,120             2,306            1,120            39,200
     Custodian fees.........................               508             2,003            6,221            27,788
     Registration and filing fees ..........            11,511             9,273              321            25,279
     Postage ...............................               291             1,216              856               852
     Servicing..............................             1,158             3,716            2,337             1,770
     Amortization of organization expenses .               850               852            1,244            74,009
     Insurance .............................             2,908             2,519               11            20,289
     Other expenses ........................             2,277             2,386              266            28,649
                                                         -----             -----              ---            ------
       Total net expenses ..................            32,938            79,441           26,435           715,285
                                                        ------            ------           ------           -------

Less: Expense reimbursement
     from adviser (Note 3) .................            13,313            33,193            6,161           160,946
                                                        ------            ------            -----           -------
NET INVESTMENT INCOME (LOSS) ...............            (9,701)              335            8,756         2,075,516
                                                        ------               ---            -----         ---------

REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS
     Net realized gain (loss) on investments            16,241            453,387           4,095              ---
     Change in net unrealized
          appreciation of investments ......           166,805          1,433,275         143,544              ---
                                                       -------          ---------         -------
     Net gain (loss) on investments ........           183,046         1,886,662          147,639              ---
                                                       -------         ---------          -------         ---------

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .............       $   173,345      $  1,886,997        $ 156,395       $ 2,075,516
                                                   ===========      ============        =========       ===========


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                           Starwood Strategic Fund               Laidlaw Fund
                                                           -----------------------               ------------

                                                           Year               Year              Year      Year
                                                           Ended              Ended            Ended     Ended
                                                          Sept 30,           Sept 30,         Sept 30,   Sept 30,
                                                           1997               1996              1997      1996
                                                           ----               ----              ----      ----
INCREASE IN NET ASSETS
Operations:
     Net investment income (loss) ..................     $  (9,701)        $ (27,288)       $     335   $    8206
     Net realized gain on investments ...............       16,241           (11,719)         453,387      72,801
     Change in net unrealized appreciation of investments  166,805            19,501        1,433,275      117631
                                                           -------            ------        ---------    --------
Increase/Decrease in net assets resulting from operations  173,345           (19,506)       1,886,997     198,638
Dividends and distributions to shareholders from:
Net realized gains   ................................      (16,240)            ---          (453,372)        (820)
Net investment Income ...............................        ---               ---              (325)    (152,138)
                                                          --------           -------            ----     --------
        TOTAL INCREASE (DECREASE)                          157,105          (19,506)       1,433,300       45,680

Capital share transactions:
     Proceeds from shares sold ......................      656,554         506,045           230,238      565,090
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions       16,240             ---           379,474      130,753
                                                            ------         -------           -------    ---------
                                                           672,794         506,045           609,712      741,523


   Cost of shares redeemed ..........................     (176,371)        (5,786)        (2,435,409)  (1,926,239)
                                                          --------         ------         ----------    ---------
      Net increase in net assets resulting from
          capital share transactions ................      496,423         500,259        (1,825,697)  (1,230,396)
                                                           -------         -------         ---------   ----------
        TOTAL INCREASE IN NET ASSETS                       653,528         480,753          (392,397)  (1,184,716)

NET ASSETS:
     Beginning of period ............................      483,458           2,705         3,312,739    4,497,455
                                                           -------           -----         ---------    ---------
     End of period including undistributed
          (investment income/net investment loss) ...  $ 1,136,986      $  483,458       $ 2,920,342   $3,312,739
                                                       ===========      ==========       ===========   ==========

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................     78,146          63,263             119,583       20,000
     Shares issued to shareholders in reinvestment
     dividends and distributions ....................      1,746            ---              194,104       27,000
                                                           -----          -------            -------      ---------
                                                          79,892          63,263             313,687       47,000
     Shares redeemed.................................    (20,510)          (696)            (730,418)    (126,000)
                                                         -------           ----             --------     --------

NET INCREASE IN NUMBER OF
     SHARES OUTSTANDING .............................     59,382           62,567           (416,731)     (79,000)
                                                          ======           ======           =========     =======


                The accompanying notes are an integral part of these financial statements.




STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------




                                                              First Lexington                   Taxable Money
                                                               Balanced Fund                     Market Fund
                                                               -------------                     -----------

                                                           Year           Year              Year            Year
                                                          Ended           Ended             Ended           Ended
                                                         Sept 30,        Sept 30,          Sept 30,        Sept 31,
                                                           1997            1996              1997            1996
                                                           ----            ----              ----            ----

INCREASE IN NET ASSETS
Operations:
     Net investment income (loss) ...................$     8,756      $  (26,650)      $   2,075,516   $   1,626,449
     Net realized gain on investments ...............      4,095            ---                ---              ---
     Change in net unrealized appreciation of investment 143,544            ---                ---              ---
                                                         -------           ------          ---------        ---------
     Increase in net assets resulting from operations    156,395         (26,650)          2,075,516       1,626,449
Dividends and distributions to shareholders from
     Net realized gains..............................    (4,092)            ---                 ---              ---
     Net investment income ..........................    (7,412)            ---           (2,075,516)      (1,626,449)
                                                         ------          ---------        ----------       ----------
 TOTAL INCREASE(DECREASE)............................    144,891            ---             ---              ---

Capital share transactions:
     Proceeds from shares sold ......................  3,006,501          82,312           146,134,876      159,908,254
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions     11,504             ---             2,224,498        1,471,593
                                                          ------          -------             ---------       ---------
                                                       3,018,005          82,312            148,359,374     161,379,847

 Cost of shares redeemed ............................  (107,373)         (46,774)          (148,284,175)    (112,065,721)
                                                       --------          -------           ------------     ------------
Net increase in net assets resulting from
     Net increase in net assets resulting from
          capital share transactions ................  2,910,632          35,538               75,199         49,314,126
                                                       ---------          ------               ------         ----------
 TOTAL INCREASE IN NET ASSETS .......................  3,055,523           8,888               75,199         49,314,126

NET ASSETS:
     Beginning of period ............................      8,988             100           50,544,511          1,230,385
                                                           -----             ---           ----------          ---------
     End of period (including undistributed net
           investment income/net investment loss) ...$ 3,064,511      $    8,988       $   50,619,710      $  50,544,511
                                                     ===========      ==========       ==============      =============

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ...................................   301,698           13,427          146,134,876         159,908,254
     Shares issued to shareholders in reinvestment
          dividends and distributions ...............    1,045             ---             2,224,498           1,471,593
                                                         -----           -------           ---------           ---------
                                                       302,743           13,427          148,359,374         161,379,847
     Shares redeemed ................................  (32,342)          (5,510)        (148,284,175)       (112,065,721)
                                                       -------           ------         ------------        ------------

   NET INCREASE IN NUMBER OF
   SHARES OUTSTANDING .............................    270,401            7,917            75,199           49,314,126
                                                       =======            =====            ======           ==========


                The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                                                              First       Municipal    Municipal
                                    Starwood     Starwood     Starwood      Lexington      Fixed         Fixed
                                    Strategic   Strategic    Strategic      Balanced       Income        Income
                                      Fund         Fund         Fund          Fund         Fund           Fund
                                      ----         ----         ----          ----          ----          ----
                                     1997(a)      1996(b)      1995(c)       1997(a)(i)     1996(b)      1995(c)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....       $ 7.69       $10.00       $10.00    $ 22.60(j)     $200.00(j)   $200.00(j)
Income from investment
     Operations:
     Net investment income ....       (0.26)       (3.23)         0.00     (12.54)       (177.40)        0.00
Net realized and unrealized
      gain (loss) on investments        2.00         0.92         0.00        .99           0.00         0.00
                                        ----        ----          ----       ---            ----         ----
Total from investment income            1.74       (2.31)         0.00      11.05        (177.40)        0.00
Less distributions:
     Dividends from realized gains     (0.13)        0.00         0.00      (0.01)          0.00         0.00
     Dividends from net
     investment income ........         0.00         0.00         0.00      (0.03)          0.00         0.00
                                        -----        ----         ----       -----          ----         ----
Total from distributions ......        (0.13)        0.00         0.00      (0.04)          0.00         0.00
                                        -----        ----         ----       -----          ----         ----
Net asset value at end of period       $ 9.30      $ 7.69       $10.00     $11.01         $22.60      $200.00
                                        =====       ======      ======      ======        ======      =======

TOTAL ANNUALIZED
     RETURN (%) (f)............         20.94       (3.97)(e)    (d)        18.54(g)       (d)           (d)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      1,136,986      483,458       2,705  3,064,511          8,988          100

     Ratio of expenses to
          average net assets ..         4.26%       15.99%        0.00%      3.06%        181.72%          0.00%

     Ratio of expenses (after
          reimbursement) to
          average net assets ..         2.54%       15.25%        0.00%      2.35%        181.01%          0.00%
     Ratio of net investment
          Income to average net
                        assets        (2.97)%     (14.42)%        0.00%      0.30%       (181.58)%         0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets       (1.25)%     (13.68)%        0.00%      1.01%       (180.86)%         0.00%
     Portfolio turnover                76.09%      169.83%        0.00%      6.60%           0.00%         0.00%
     Average commission rate paid    $ 0.0603     $ 0.0600    $ 0.0000   $ 0.0000        $ 0.0000        $  ---


(a)  For the Year-Ended September 30, 1997.
(b) For the Year-Ended September 30,1996.
(c) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(d) Investment in accordance with objective had not commenced at this time.
(e) For the period April 4,1996(commencement of investment in accordance with objective) to September 30,1996.
(f) Total return would have been lower had certain expenses not been reduced during the periods shown
(see Note 3).
(g) For the period March 13, 1997 (commencement of investment in accordance with objective) to September 30, 1997.
(h) For the period February 1, 1997 to September 30, 1997; expense ratio was 1.00%.
(i) The name of the fund was changed during the period (see Note 1).
(j) Beginning balance adjusted for reverse stock split (see Note 1)



FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                                 Laidlaw      Laidlaw       Laidlaw      Laidlaw      Laidlaw
                                   Laidlaw       Covenant      Covenant      Covenant     Covenant    Covenant
                                    Fund           Fund         Fund           Fund        Fund         Fund
                                    ----           ----          ----          ----        ----         ----
                                 1997(a)(b)      1996(c)(g)   1995(d)(g)     1994(d)(g)  1993(d)(g)  1992(e)(g)
PER SHARE OPERATING............
     PERFORMANCE:
Net asset value, beginning ....    $ 1.77         $1.78         $1.54         $1.54        $1.49        $1.42
Income from investment
     Operations:
     Net investment income ....        0.00         0.00         0.00          0.00         0.00         0.01
     Net realized and unrealized
          gain (loss) on investments   0.68         0.08          0.45         0.04         0.06         0.12
                                       ----         ----          ----         ----         ----         ----
Total from investment  income .        0.68         0.08         0.45          0.04         0.06         0.13
Less distributions:
     Dividends from net
          investment income ...        0.00         0.00         0.00          0.00         0.00        (0.01)
     Net realized gains........       (0.49)       (0.09)       (0.21)        (0.04)       (0.01)       (0.05)
                                      -----        -----        -----         -----        -----        -----
Total from distributions ......       (0.49)       (0.09)       (0.21)        (0.04)       (0.01)       (0.06)
                                      -----        -----        -----         -----        -----        -----

Net asset value at end of period     $ 1.96       $ 1.77         $1.78        $1.54        $1.54        $1.49
                                     ======       ======         =====        =====        =====        =====
TOTAL ANNUALIZED
     RETURN (%) (f)............       16.80         6.19         29.59         2.86         4.06        11.20

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period     2,920,342     3,313,000     4,497,000    4,381,000     4,996,000   4,284,000
     Ratio of expenses to
          average net assets ..        3.25%        4.81%        4.57%         5.20%        5.80%        7.09%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..        1.89%        2.44%        2.50%         2.50%        2.50%        2.50%
     Ratio of net investment
          Income to average net assets(1.35)%      (2.09)%      (2.10)%      (2.57)%      (3.16)%      (3.90)%
     Ratio of net investment
          income (after reimbursement)
          to average net assets         0.01%      (0.28)%        0.02%        0.11%        0.16%        0.69%
     Portfolio turnover .......        32.35%        5.92%       61.00%        73.00%      107.00%      128.00%
     Average commission rate paid   $ 0.0618     $ 0.0100        $ ---        $ ---         $ ---       $ ---




(a)   For  the Year-Ended September 30, 1997.
(b)    The name of the fund was changed during the period (see Note 1).
(c)   For the Nine Months Ended September 30, 1996.
(d)   For the Year-Ended.
(e)   For the Period March 3, 1992 (commencement of operations) to
      December 31, 1992.
(f) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).
(g)    Per share data adjusted for share conversion 8.41 to 1.



FINANCIAL HIGHLIGHTS
--------------------


The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                     Taxable     Taxable       Taxable
                                      Money       Money         Money
                                      Market        Market       Market
                                      Fund        Fund          Fund
                                      ----        ----          ----
                                     1997(a)      1996(b)      1995(c)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....      $ 1.00       $ 1.00       $ 1.00
Income from investment
     Operations:
     Net investment income ....        0.03         0.04        0.002
     Net realized and unrealized
          gain (loss) on investments   0.00         0.00        0.000
                                       ----         ----        -----
Total from investment  income .        0.03         0.04        0.002
 Less Distribution :
     Dividends from net
          investment income ...       (0.03)        (0.04)     (0.002)
                                      -----         -----      ------
Total from distributions ......       (0.03)        (0.04)      (0.002)
                                      -----         -----       ------
Net asset value at end of period    $  1.00       $  1.00      $  1.00
                                     =======       =======      =======

TOTAL ANNUALIZED
     RETURN (%) (d)............        4.38         4.13          0.20

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      50,619,710    50,544,511    1,230,385
     Ratio of expenses to
          average net assets ..        1.44%        1.25%       12.82%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..        1.12%        1.16%        0.47%
     Ratio of net investment
          Income to average net assets 3.86%        4.12%       (11.94%)
     Ratio of net investment
          income (after reimbursement)
          to average net assets        4.19%        4.21%         0.65%
     Portfolio turnover .......        0.00%        0.00%         0.00%
     Average commission rate paid     $ ----       $ ----        $ ----

(a) For the Year-Ended September 30, 1997.
(b) For the Year-Ended September 30,1996.
(c) For the Period June 2, 1995 (commencement of operations) to
    September 30, 1995.



NOTES TO FINANCIAL STATEMENTS

Note 1 - General

The Vintage Funds (the "Trust") was organized as an Indiana business trust on February 1, 1995 and became registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, effective June 2, 1995. The Trust is a series composed of four no-load funds (the "Funds") including The Starwood Strategic Fund, The Laidlaw Fund, The First Lexington Balanced Fund, and The Taxable Money Market Fund.

The Starwood Strategic Fund seeks growth of capital. The Fund pursues this objective by investing principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies.

The Laidlaw Fund seeks growth of capital, current income and growth of income. The Fund pursues this objective by investing principally in a diversified portfolio of common stock, preferred stocks and securities convertible into common stock of socially conscious companies that offer the prospect for growth of earnings while paying current dividends.

The First Lexington Balanced Fund seeks long term growth of capital and current income. The Fund pursues this objective by investing principally in a diversified portfolio of other no-load mutual funds selected from six major financial assets classes.

The Taxable Money Market Fund seeks high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of short-term money market instruments.

On December 20, 1996 the Fiduciary Value Fund changed its name to The Laidlaw Fund and acquired the assets of The Laidlaw Covenant Fund. The acquisition consisted of the transference of all the assets and liabilities of The Laidlaw Covenant Fund in exchange for shares of the Fiduciary Value Fund and the distribution of such shares to the shareholders of The Laidlaw Covenant Fund in liquidation of The Laidlaw Covenant Fund.

On February 1, 1997 The Municipal Fixed Income Fund changed its name to The First Lexington Balanced Fund. In addition to the name change, the Fund changed its policy and subadviser. On March 6, 1997, The First Lexington Balanced Fund exercised a 1 for 20 reverse stock split.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

         A)  Security Valuations

Investments in The Taxable Money Market Fund are stated at amortized cost, which approximates market value. The Fund securities are valued using the current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the mean of the closing bid and asked prices. Bid price is used when no ask price is available. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         B) Securities Transactions


Securities transactions are recorded on a trade date-plus-one basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. For federal income tax purposes, the cost of investments owned on September 30,1997 were the same as identified cost. As of September 30, 1997 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                                          Net
                                                                     Appreciation
      Fund                       Appreciation        Depreciation   (Depreciation)
      ----                       ------------        ------------   --------------
Starwood Strategic               $ 209,121         $  (22,815)   $    186,306
First Lexington Balanced           143,544                --         143,544
Laidlaw Fund                     1,438,263             (4,988)      1,433,275


         C)  Dividends and Distributions to Shareholders

Dividends, if any, from net investment income for The Starwood Strategic Fund, The Laidlaw Fund, and The First Lexington Balanced Fund are paid quarterly. Dividends, if any, from net investment income for The Taxable Money Market Fund are paid on a daily basis. Net realized long term capital gains if any, are paid at least annually for each fund. However, to the extent that net realized gains of any Fund could be reduced by any capital loss carry-overs from the Fund,such gains will not be distributed. Dividend distributions are recorded on the ex-dividend date.

         D)  Federal  Income Taxes

It is the policy of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E)  Expenses

Direct expenses of each Fund are charged to the applicable Fund.Indirect or general expenses of the Fund are allocated to the Fund either on the basis of their relative net assets, special needs of each Fund, or as is deemed appropriate.

Organizational costs and initial registration fees represent costs incurred in connection with the organization, registration and the initial public offering of the shares of the Trust and its' Funds. Organizational costs and initial registration fees are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholders (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs and initial registration fees being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs and initial registration fees. Organizational costs and initial registration fees incurred were allocated accordingly to each of the four portfolios prior to the commencement of operations. At September 30, 1997, the unamortized balance in each portfolio was as follows:


Portfolio                   Unamortized Balance      Fund                     Unamortized Balance
---------                   -------------------      ---------                -------------------

Starwood Strategic           $2,266.00               First Lexington Balanced       2,266.00
Taxable Money Market          2,273.00               Laidlaw Fund                   2,266.00


         F) Estimates


Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


         G) Repurchase Agreement

Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

         H) Investments

Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.


Note 3 - Agreements and Other Transactions with Affiliates

The Trust  has  entered  into an  Investment  Advisory  Agreement  with  Vintage
Advisers, Inc. (the "Adviser"). In turn, the Adviser has entered into an Investment Sub-Advisory Agreement with Starwood Corporation, Fiduciary Counsel, Inc., and Health Financial, Inc. The Trust has entered into an Administration Agreement with Unified Advisers, Inc. ("Unified") and a Distribution Agreement with Unified Management Corporation (the "Distributor").

As Investment Adviser, the Adviser supervises and assists in the management of the Trust, pursuant to the terms of the Investment Advisory Agreement.

The Adviser provides investment advisory services for which each Fund pays on a monthly basis, an annual fee as follows:


                        % of Average Net                                      % of Average Net
Fund                 Assets of the Portfolio        Fund                      Assets of the Fund
---------            -----------------------        ---------              -----------------------
Starwood Strategic            .75%                   Laidlaw                        .75%
Taxable Money Market          .50%                   First Lexington Balanced       .50%


The Adviser has engaged Starwood Corporation to serve as sub-adviser to The Starwood Strategic Fund, Fiduciary Counsel, Inc. to serve as sub-adviser to The Laidlaw Fund, The Taxable Money Market Fund, and Health Financial, Inc. to serve as sub-adviser to The First Lexington Balanced Fund. Each sub-adviser receives annual investment management fees, which are not paid directly by the Funds.

Each of the Sub-Advisers, Starwood Corporation, Fiduciary Counsel, Inc., and Health Financial, Inc. is entitled to an annual fee, paid by the Adviser, for its management services. The fees are payable monthly, at the following rates for each Funds respectively:

Name of Fund                                         Fee (Percentage of Assets of Fund)
------------                                         ---------------------------------------

The Starwood Strategic Fund                          0.35% of net assets up to $250 million;
                                                     0.30% of next $250 million of net assets;
                                                     0.25% of net assets in excess of $500 million

The Laidlaw Fund                                     0.35% of net assets up to $250 million;
                                                     0.30% of next $250 million of net assets;
                                                     0.25% of net assets in excess of $500 million

The First Lexington Balanced Fund                    0.40% of net assets up to $250 million;
                                                     0.35% of next $250 million of net assets;
                                                     0.30% of net assets in excess of $500 million

The Taxable Money Market Fund                        0.07% of net assets up to $1 billion;
                                                     0.05% of net assets in excess of $1 billion



Unified, as administrator, receives an annual fee, payable monthly by each Fund. The fee is equal to 0.435% of the Fund's average net assets,for all Funds except The First Lexington Balanced Fund and The Taxable Money Market Fund, for which the fee is equal to 0.185% of the Fund's average net assets.

Under a Distribution Plan adopted with respect to each Fundo pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor an annual fee, payable monthly, of up to 0.10 % of the respective Fund's average daily net assets

The Trust has adopted a Shareholder Services Plan (with respect to each Fund) in which financial institutions may enter into a shareholder services agreement with the Trust to provide administrative support services to the Funds. In return for these services, a financial institution may receive payments from each Fund at a rate not exceeding 0.15% of the Funds average net assets owned beneficially by the institution's clients.

The receivable from the Adviser is as follows:

Name of Fund                                          Amount
------------                                          ------
The Starwood Strategic Fund                          $ 13,283
The Laidlaw Fund                                       23,207
First Lexington Balanced Fund                           5,890
The Taxable Money Market Fund                         166,697


The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Acts of 1940.

Certain Trustees and officers of the Trust are "affiliated persons" (as defined in the Act) of the Vintage Funds. Each "non-affiliated" Trustee is entitled to receive a quarterly Board of Trustees meeting fee of $2,400 and $400 per additional meeting attended, plus expenses for services relating to the Trust.

Note 4- Securities Transactions



For the twelve months ending September 30, 1997, purchases and sales of investment securities, excluding short-term investments were as follows:



                                   Purchases             Sales
                                   ---------             -----
The Starwood Strategic Fund       $  946,783        $  527,786
The Laidlaw Fund                   2,313,563           937,469
The First Lexington Balanced Fund  2,632,037            45,906



Note 5- Reclassification of Capital Accounts

The Funds have adopted Statement of position 93-2, Determination. Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Funds changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investments loss and paid-in capital have been adjusted as of September 30, 1997 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended September 30, 1997.

INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
The Vintage Funds

We have audited the statements of assets and liabilities, including the portfolios of investments, of The Vintage Funds (comprising, respectively, of the Starwood Strategic Fund, the Laidlaw Fund, the First Lexington Balanced Fund and the Taxable Money Market Fund) as of September 30, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Vintage Funds as of September 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 15, 1997

SHAREHOLDER VOTES
-----------------

A special meeting of the shareholders of The First Lexington Balanced Fund (the "Fund") was held on may 29, 1997. 79,898.745 shares were entitled to vote. All 60,985.873 shares voting on the matter voted in favor of a new sub-advisory agreement between Vintage Advisers, Inc, the Fund's adviser, and Health Financial, Inc., the Fund's sub-adviser. 19,912.872 shares abstained. The new Sub-advisory agreement took effect upon the consummation of a merger transaction between Unified Holdings, Inc. and Health Financial, Inc.